[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997


MFS(R) STRATEGIC GROWTH FUND


[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  2
Portfolio Manager's Profile ...............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Tax Form Summary ..........................................................  7
Portfolio Concentration ...................................................  8
Portfolio of Investments ..................................................  9
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED AUGUST 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 59.54%, CLASS B SHARES 59.16%, CLASS C SHARES 59.35%, AND CLASS I SHARES 59.73%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BEEN WELL POSITIONED IN THREE MAJOR SECTORS THAT HAVE DRIVEN ITS PERFORMANCE: TECHNOLOGY, FINANCIAL SERVICES, AND MEDIA.

   o TECHNOLOGY HAS BENEFITED FROM A SWEEPING MOVEMENT BY AMERICAN CORPORATIONS TO INCREASE PRODUCTIVITY, WHILE FINANCIAL SERVICES AND MEDIA COMPANIES HAVE BEEN GOING THROUGH A RAPID AND MUCH-NEEDED CONSOLIDATION PROCESS.

   o THE FUND HAS A SMALL ALLOCATION IN STOCKS OF JAPANESE TECHNOLOGY COMPANIES THAT FEATURE DIGITAL (AS OPPOSED TO ANALOG) TECHNOLOGY IN PRODUCTS SUCH AS CAMCORDERS AND TELEVISIONS.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's willingness to raise interest rates.

Although the U.S. equity market has seen increased price volatility of late, we have been surprised by its overall strength thus far in 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

September 15, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Christian Felipe]

Christian Felipe

For the 12 months ended August 31, 1997, Class A shares of the Fund provided a total return of 59.54%, Class B shares 59.16%, Class C shares 59.35%, and Class I shares 59.73%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 40.78% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

Q. WHY DO YOU THINK THE FUND HAS PERFORMED SO WELL OVER THE PAST 12 MONTHS?
A. The Fund has been well positioned in three major sectors that have driven its performance: technology, financial services, and media. Technology has benefited from a sweeping movement by American corporations to increase productivity, while financial services and media companies have been going through a rapid and much-needed consolidation process.

Q. LET'S LOOK AT EACH OF THESE SECTORS, STARTING WITH TECHNOLOGY.
   WHAT'S GOING ON THERE?
A. Besides helping companies' productivity, the technology sector has benefited from the rapid proliferation of personal computers and the dramatic growth of the Internet. This has led to fast top-line growth for many of the companies that are well positioned in these markets, such as Microsoft, Intel, Sun Microsystems, and Oracle Systems. This, in turn, has led to rapid earnings growth, which the market has begun to recognize. We put a small part of the Fund, about 4%, in stocks of Japanese technology companies that now feature digital (as opposed to analog) technology in products like camcorders, televisions, and cameras. For example, a consumer can take a camcorder, record with it, download the information onto a PC, edit it onto a video, and send it over the Internet so the grandparents can see their grandchildren taking their first steps. Companies like Sony and Canon have been at the leading edge of this area, and those stocks have done great. Looking ahead, I think the overall prospects for technology companies are still very strong and that valuations are reasonable, and we are continuing to search for the best names.

Q. NOW, WHAT ABOUT FINANCIAL SERVICES?
A. These companies have benefited from stable interest rates and the low inflation rate, which have led to a boom in companies that cater to the retirement, investment, and savings communities. Companies like Franklin Resources and Morgan Stanley, Dean Witter, Discover have been great stocks for the portfolio. We were also fortunate that one of our stocks in this area, Equitable of Iowa, was bought out by ING Barings, a foreign bank and investment firm. We've seen a lot of consolidation in this area, too, as banks and other financial services companies have merged, creating greater efficiencies of scale and improved valuations.

Q. AND MEDIA?
A. There's been consolidation here, too, thanks to the Telecommunications Act of 1996, as many television and radio companies, such as LIN Television, American Radio, and SFX Broadcasting, have merged or been bought out. Consolidation has also helped strengthen some of the other companies in the portfolio.

Q. GETTING BACK TO TECHNOLOGY, WHEN YOU USE THIS TERM, WHAT KINDS OF COMPANIES ARE YOU REFERRING TO, AT LEAST AS THEY RELATE TO THE FUND?
A. Our definition of a technology company excludes what we call "commodity plays." On the surface, they look like technology companies; they make personal computers or disk drives, or they are distributors, or re-sellers. We see them as commodity companies, as opposed to companies like Microsoft and Intel, which we view as the guts and brains of the industry. We're not suggesting that the commodity companies, the ones that make and sell PCs in stores or sell them over the phone or the Internet, can't be good investments. But we don't believe they control their own destinies, and they're subject to major competitive inroads, from foreign manufacturers, for example. There is no microprocessor company that can compete with Intel, nor is there an operating system of any significance that can compete with Microsoft Windows. Anyone can make a PC. What matters is the sustainability of the business franchise.

Q. IN YOUR LAST REPORT, YOU SAID STOCKS OF HEALTH MAINTENANCE ORGANIZATIONS
   (HMOS) HAD UNDERPERFORMED DUE TO POOR PRICING BY THE INDUSTRY. HOW DOES THAT SITUATION STAND NOW?
A. HMOs continue to be a very difficult area. We've refocused the health care part of the portfolio away from the service companies toward the products and pharmaceutical companies like Bristol-Myers Squibb and Schering Plough.

Q. HAVE THERE BEEN ANY SIGNIFICANT CHANGES IN OTHER FUND HOLDINGS?
A. Not really, except that we've had three or four major stocks get bought out, in sectors like financial services and media, which I mentioned. Other than that, there haven't been any major changes to the portfolio. Microsoft and Franklin Resources are still the two largest positions.

Q. COULD YOU TALK ABOUT ANY SPECIFIC STOCKS THAT PERFORMED MUCH BETTER THAN YOU EXPECTED, AND WHY YOU THINK THEY DID WELL?
A. Tyco International was one stock that really surprised us. It made some acquisitions, of ADT, for example, that turned out to add a lot more to earnings than we had anticipated.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE BUSINESS AND ECONOMIC ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Nearly perfect - steady growth, nominal inflation, stable interest rates. We think that will continue. However, there is some cause for concern in the international markets, like Asia's, where the currency crisis has put pressure on companies that do business there. Europe continues to be lackluster in its economic performance. However, while this might cause some minor changes in the Fund, our emphasis has been on U.S. companies, so we do not believe it's going to make a major difference. At the same time, the yen has continued to depreciate dramatically; that has favored the Japanese multinationals, and we've continued to put our money in those companies.

/s/ Christian Felipe
    Christian Felipe
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   CHRISTIAN FELIPE JOINED MFS IN 1986. A GRADUATE OF THE UNIVERSITY OF CALIFORNIA, LOS ANGELES, AND THE UNIVERSITY OF PENNSYLVANIA WHARTON SCHOOL OF FINANCE AND COMMERCE, HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. MR. FELIPE HAS MANAGED MFS(R) STRATEGIC GROWTH FUND SINCE ITS INCEPTION IN 1996.

  FUND FACTS

  OBJECTIVE:             THE OBJECTIVE OF THE FUND IS CAPITAL APPRECIATION.
                         UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS
                         SUBSTANTIALLY ALL OF ITS ASSETS IN EQUITY SECURITIES OF
                         COMPANIES THAT HAVE ABOVE-AVERAGE GROWTH POTENTIAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: CLASS A SHARES:  JANUARY 2, 1996
                         CLASS B SHARES:  APRIL 11, 1997
                         CLASS C SHARES:  APRIL 11, 1997
                         CLASS I SHARES:  JANUARY 2, 1997
  SIZE:                  $56.9 MILLION NET ASSETS AS OF AUGUST 31, 1997

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the historical performance of MFS Strategic Growth Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from January 2, 1996, through August 31, 1997)


                 MFS Strategic Growth     S&P 500 Composite      Consumer Price
                    Fund -- Class A             Index             Index -- U.S.

January 1996           $10,000                 $10,000              $10,000
April 1996             $12,600                 $10,700              $10,200
September 1996         $13,700                 $11,300              $10,300
December 1996          $14,200                 $12,200              $10,300
April 1997             $15,900                 $13,400              $10,400
August 1997            $19,559                 $15,112              $10,476



AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

                                                                                       1 Year            Life of Fund*
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class A) including 5.75% sales charge (SEC
  results)                                                                            +51.98%                 +45.37%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class A) at net asset value                                +59.54%                 +49.69%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class B) with CDSC (SEC results)                           +55.16%                 +47.63%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class B) at net asset value                                +59.16%                 +49.48%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class C) with CDSC (SEC results)                           +58.35%                 +49.59%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class C) at net asset value                                +59.35%                 +49.59%
-----------------------------------------------------------------------------------------------------------------------------
MFS Strategic Growth Fund (Class I) at net asset value                                +59.73%                 +49.80%
-----------------------------------------------------------------------------------------------------------------------------
Average growth fund+                                                                  +33.52%                 +26.77%
-----------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index++                                               +40.78%                 +28.29%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**++                                                              + 2.19%                 + 2.85%
-----------------------------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations,
  January 2, 1996, through August 31, 1997.
 +Source: Lipper Analytical Services, Inc.
++Source: CDA/Wiesenberger.
**The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no initial sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE MFS STRATEGIC GROWTH FUND HAS DESIGNATED $128 AS A LONG-TERM CAPITAL
   GAIN.

   DIVIDENDS RECEIVED DEDUCTION

   FOR THE YEAR ENDED AUGUST 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS, CAME TO 4.4%.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

TOP 10 EQUITY HOLDINGS

FRANKLIN RESOURCES, INC.              CVS CORP.
Mutual fund and financial services    U.S. drugstore chain
company
                                      CLEAR CHANNEL COMMUNICATIONS, INC.
MICROSOFT CORP.                       Radio and television company
Computer software and systems
company                               MCI COMMUNICATIONS CORP.
                                      Telecommunications company
COMPUTER ASSOCIATES INTERNATIONAL,
INC.                                  RITE AID CORP.
Computer software company             U.S. drugstore chain

ORACLE SYSTEMS CORP.                  LIN TELEVISION CORP.
Developer and manufacturer of         Broadcasting and cellular
database software                     communications company

TYCO INTERNATIONAL LTD.
Manufacturer of fire protection,
packaging, and electronic equipment

LARGEST SECTORS
[GRAPHIC OMITTED]


Leisure                          18.5%
Technology                       34.5%
Financial Services               14.3%
Miscellaneous
 (conglomerates, special
  products/services)             13.2%
Retailing                        12.8%
Health Care                       6.7%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

Stocks - 89.9%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 84.7%
  Aerospace - 0.3%
    Gulfstream Aerospace Corp.*                                           6,500      $   192,562
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Citicorp                                                              2,377      $   303,365
    Norwest Corp.                                                         9,449          542,727
    State Street Corp.                                                    1,000           49,875
    Wells Fargo & Co.                                                       989          251,453
                                                                                     -----------
                                                                                     $ 1,147,420
-------------------------------------------------------------------------------------------------
  Broadcasting - 1.0%
    Argyle Television, Inc.*                                              5,000      $   140,000
    SFX Broadcasting, Inc.*                                               1,345           98,689
    Young Broadcasting, Inc., "A"*                                        8,899          321,477
                                                                                     -----------
                                                                                     $   560,166
-------------------------------------------------------------------------------------------------
  Building - 0.1%
    Newport News Shipbuilding, Inc.                                       2,000      $    38,750
-------------------------------------------------------------------------------------------------
  Business Machines - 2.4%
    Affiliated Computer Services, Inc., "A"*                             11,124      $   292,005
    Sun Microsystems, Inc.*                                              22,000        1,056,000
                                                                                     -----------
                                                                                     $ 1,348,005
-------------------------------------------------------------------------------------------------
  Business Services - 1.9%
    AccuStaff, Inc.*                                                      4,600      $   122,188
    At Home Corp.*                                                          100            1,913
    Computer Sciences Corp.*                                              3,540          263,287
    CUC International, Inc.*                                             11,905          279,767
    DST Systems, Inc.*                                                    2,800          101,325
    First Data Corp.                                                      6,432          264,114
    Galileo International, Inc.*                                            500           13,219
    Sabre Group Holding, Inc., "A"*                                       1,500           46,125
                                                                                     -----------
                                                                                     $ 1,091,938
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    AirTouch Communications, Inc.*                                        6,719      $   227,186
    Telephone & Data Systems, Inc.                                        4,380          173,010
                                                                                     -----------
                                                                                     $   400,196
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.3%
    Microsoft Corp.*                                                     18,409      $ 2,433,440
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 13.3%
    BMC Software, Inc.*                                                  14,644      $   917,080
    Cadence Design Systems, Inc.*                                        23,965        1,139,835
    Computer Associates International, Inc.                              35,888        2,400,010
    Compuware Corp.*                                                     10,430          644,053
    Oracle Systems Corp.*                                                61,050        2,327,531
    Synopsys, Inc.*                                                       3,500          121,188
    USCS International, Inc.*                                             3,000           53,625
                                                                                     -----------
                                                                                     $ 7,603,322
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 3.4%
    Meyer Fred, Inc.*                                                     2,500      $   130,000
    Service Corp. International                                           1,000           32,000
    Tyco International Ltd.*                                             22,623        1,774,492
                                                                                     -----------
                                                                                     $ 1,936,492
-------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Corning, Inc.                                                         3,110      $   164,441
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    Westinghouse Electric Corp.                                           6,190      $   159,392
-------------------------------------------------------------------------------------------------
  Electronics - 1.8%
    Sony Corp.                                                           11,643      $ 1,026,039
-------------------------------------------------------------------------------------------------
  Entertainment - 10.3%
    American Radio Systems Corp., "A" *                                   4,284      $   210,987
    Clear Channel Communications, Inc.*                                  24,100        1,637,294
    Cox Radio, Inc.*                                                      6,100          163,175
    Disney (Walt) Co.                                                     1,500          115,219
    Harrah's Entertainment, Inc.*                                        40,796          915,360
    Jacor Communications, Inc., "A"*                                      8,210          361,240
    LIN Television Corp.*                                                24,414        1,158,139
    Mirage Resorts, Inc.*                                                 6,590          176,694
    Time Warner, Inc.                                                     7,798          401,597
    Univision Communications, Inc., "A"*                                 14,554          745,893
                                                                                     -----------
                                                                                     $ 5,885,598
-------------------------------------------------------------------------------------------------
  Financial Institutions - 9.4%
    American Express Co.                                                 12,838      $   998,154
    Associates First Capital Corp., "A"                                  13,704          795,689
    Federal National Mortgage Assn.                                      14,738          648,472
    Franklin Resources, Inc.                                             32,286        2,498,129
    Merrill Lynch & Co., Inc.                                             3,894          239,481
    Morgan Stanley, Dean Witter, Discover and Co.                         4,114          197,986
                                                                                     -----------
                                                                                     $ 5,377,911
-------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Liberty Financial Cos., Inc.                                          1,000      $    49,563
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    PepsiCo, Inc.                                                         5,929      $   213,444
-------------------------------------------------------------------------------------------------
  Insurance - 1.5%
    Equitable of Iowa Cos.                                               10,199      $   664,210
    Lincoln National Corp.                                                2,800          187,425
                                                                                     -----------
                                                                                     $   851,635
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Bristol-Myers Squibb Co.                                             11,327      $   860,852
    Johnson & Johnson                                                     3,000          170,062
    Mckesson Corp.##                                                      1,100          103,056
    Pfizer, Inc.                                                          1,500           83,063
    Schering Plough Corp.                                                 9,317          447,216
                                                                                     -----------
                                                                                     $ 1,664,249
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.0%
    Cardinal Health, Inc.                                                 1,000      $    66,250
    Columbia/HCA Healthcare Corp.                                         9,179          289,712
    Genesis Health Ventures, Inc.*                                        3,500          122,062
    Health Management Associates, Inc., "A"*                                700           20,694
    HEALTHSOUTH Corp.*                                                   10,657          265,759
    Medtronic, Inc.                                                         600           54,225
    Pacificare Health Systems, Inc., "B"*                                 1,000           68,375
    St. Jude Medical, Inc.*                                               6,256          238,119
    United Healthcare Corp.                                              11,481          558,264
                                                                                     -----------
                                                                                     $ 1,683,460
-------------------------------------------------------------------------------------------------
  Office Equipment - 1.5%
    Office Depot, Inc.*                                                  46,109      $   850,135
-------------------------------------------------------------------------------------------------
  Pollution Control - 0.7%
    USA Waste Services, Inc.*                                             2,300      $    96,600
    Waste Management, Inc.                                                9,391          300,512
                                                                                     -----------
                                                                                     $   397,112
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Gannett Co., Inc.                                                     4,790      $   466,726
    Tribune Co.                                                           4,611          227,956
                                                                                     -----------
                                                                                     $   694,682
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.1%
    HFS, Inc.*                                                           14,577      $   811,756
    Hilton Hotels Corp.                                                  29,018          890,490
    Marriot International, Inc.                                           3,923          261,125
    Promus Hotel Corp.*                                                   9,860          382,691
                                                                                     -----------
                                                                                     $ 2,346,062
-------------------------------------------------------------------------------------------------
  Stores - 9.2%
    AutoZone, Inc.,*                                                      6,120      $   172,890
    CVS Corp.                                                            31,372        1,768,597
    General Nutrition Cos., Inc.*                                         7,040          195,360
    Gymboree Corp.*                                                       3,200           78,400
    Home Depot, Inc.                                                     14,225          671,242
    Liz Claiborne, Inc.                                                   3,250          144,828
    Micro Warehouse, Inc.*                                                5,100          133,238
    Penney (J.C.), Inc.                                                   2,690          161,400
    PETsMART, Inc.*                                                       2,000           17,125
    Rite Aid Corp.                                                       29,223        1,462,976
    Wal-Mart Stores, Inc.                                                12,406          440,413
                                                                                     -----------
                                                                                     $ 5,246,469
-------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Safeway, Inc.*                                                        7,420      $   377,956
-------------------------------------------------------------------------------------------------
  Telecommunications - 4.6%
    Aspect Telecommunications Corp.*                                     17,938      $   394,636
    Cabletron Systems, Inc.*                                              5,130          155,182
    Cellular Communications International*                                3,800          136,800
    Cisco Systems, Inc.*                                                 11,962          901,636
    Lucent Technologies, Inc.                                            13,082        1,018,761
                                                                                     -----------
                                                                                     $ 2,607,015
-------------------------------------------------------------------------------------------------
  Utilities - Telephone - 3.3%
    MCI Communications Corp.                                             54,440      $ 1,551,540
    Sprint Corp.                                                          7,513          353,111
                                                                                     -----------
                                                                                     $ 1,904,651
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $48,252,105
-------------------------------------------------------------------------------------------------
Foreign Stocks - 5.2%
  Germany - 0.6%
    SAP AG, ADR (Computer Software - Systems)                               200      $    43,983
    SAP AG, Preferred (Computer Software - Systems)                       1,017          232,081
    SAP Aktiengesellschaft, ADR (Computer Software - Systems)##             600           45,300
                                                                                     -----------
                                                                                     $   321,364
-------------------------------------------------------------------------------------------------
  Japan - 4.1%
    Canon, Inc. (Special Products and Services)                          22,000      $   607,463
    Canon, Inc., ADR (Special Products and Services)                      7,510        1,044,829
    Sony Corp. (Electronics)                                              7,600          661,691
                                                                                     -----------
                                                                                     $ 2,313,983
-------------------------------------------------------------------------------------------------
  Switzerland - 0.2%
    Novartis AG (Pharmaceuticals)                                           100      $   141,221
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems, ADR (Business Services)                       3,240      $   151,470
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 2,928,038
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $44,792,121)                                          $51,180,143
-------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.1%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES            VALUE
-------------------------------------------------------------------------------------------------
Entertainment - 0.1%
  American Radio Systems Corp., 7s ##*
    (Identified Cost, $48,600)                                            1,000      $    65,250
-------------------------------------------------------------------------------------------------
Warrants - 0.9%
-------------------------------------------------------------------------------------------------
  Intel Corp.* (Identified Cost, $217,698)                                7,243      $   518,780
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.9%
-------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 9/02/97                                    $1,100      $ 1,099,839
  Federal National Mortgage Assn., due 10/03/97 - 10/23/97                1,710        1,699,144
-------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 2,798,983
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $47,857,402)                                     $54,563,156
Other Assets, Less Liabilities - 4.2%                                                  2,380,418
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $56,943,574
-------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
AUGUST 31, 1997
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $47,857,402)         $54,563,156
  Cash                                                              72,569
  Receivable for Fund shares sold                                1,906,665
  Receivable for investments sold                                  459,831
  Dividends and interest receivable                                 11,193
  Deferred organization expenses                                     2,277
  Other assets                                                         734
                                                               -----------
      Total assets                                             $57,016,425
                                                               -----------
Liabilities:
  Payable for investments purchased                            $    46,976
  Payable for Fund shares reacquired                                   562
  Payable to affiliates -
    Management fee                                                   3,438
    Distribution and service fee                                    19,585
  Accrued expenses and other liabilities                             2,290
                                                               -----------
      Total liabilities                                        $    72,851
                                                               -----------
Net assets                                                     $56,943,574
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $49,029,398
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 6,705,524
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                            1,208,652
                                                               -----------
      Total                                                    $56,943,574
                                                               ===========
Shares of beneficial interest outstanding:                      3,393,373
                                                                =========
Class A shares:
  Net asset value per share
    (net assets of $21,698,530 / 1,292,286 shares of
    beneficial interest outstanding)                             $16.79
                                                                 ======
  Offering price per share (100 / 94.25)                         $17.81
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $15,734,762 / 939,339 shares of
    beneficial interest outstanding)                             $16.75
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $6,047,843 / 360,580 shares of beneficial
    interest outstanding)                                        $16.77
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $13,462,439 / 801,168 shares of
    beneficial interest outstanding)                             $16.80
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                $   71,128
    Interest                                                     27,789
                                                             ----------
      Total investment income                                $   98,917
                                                             ----------
  Expenses -
    Management fee                                           $  146,570
    Shareholder servicing agent fee                              19,628
    Shareholder servicing agent fee (Class A)                     4,700
    Distribution and service fee (Class A)                       11,200
    Distribution and service fee (Class B)                       20,634
    Distribution and service fee (Class C)                        8,868
    Administrative fee                                            1,974
    Registration fee                                             51,496
    Custodian fee                                                10,671
    Printing                                                     10,406
    Auditing fee                                                  8,515
    Postage                                                       2,762
    Legal fee                                                     2,087
    Amortization of organization expenses                           434
    Miscellaneous                                                 4,711
                                                             ----------
      Total expenses                                         $  304,656
    Fees paid indirectly                                           (143)
    Reduction of expenses by investment adviser                 (56,663)
                                                             ----------
      Net expenses                                           $  247,850
                                                             ----------
        Net investment loss                                  $ (148,933)
                                                             ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                  $1,913,771
    Foreign currency transactions                                   776
                                                             ----------
      Net realized gain on investments and foreign currency  $1,914,547
                                                             ----------

Change in unrealized appreciation (depreciation) -
Investments                                                  $6,419,234
    Translation of assets and liabilities in
      foreign currencies                                           (230)
                                                             ----------
      Net unrealized gain on investments and foreign
       currency translations                                 $6,419,004
                                                             ----------
        Net realized and unrealized gain on investments
          and foreign currency                               $8,333,551
                                                             ----------
          Increase in net assets from operations             $8,184,618
                                                             ==========
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED        PERIOD ENDED
                                                              AUGUST 31, 1997    AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                                   $   (148,933)      $     13,249
  Net realized gain on investments and foreign currency
    transactions                                                    1,914,547          1,148,632
  Net unrealized gain on investments and foreign currency
    translation                                                     6,419,004            286,520
                                                                 ------------       ------------
    Increase in net assets from operations                       $  8,184,618       $  1,448,401
                                                                 ------------       ------------
Distributions declared to shareholders -
  From net realized gain on investments (Class A)                  (1,718,843)              --
                                                                 ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                               $ 42,785,722       $  9,192,182
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   1,718,872               --
  Cost of shares reacquired                                        (4,171,478)          (495,900)
                                                                 ------------       ------------
  Increase in net assets from Fund share transactions            $ 40,333,116       $  8,696,282
                                                                 ------------       ------------
    Total increase in net assets                                 $ 46,798,891       $ 10,144,683

Net assets:
  At beginning of period                                           10,144,683               --
                                                                 ------------       ------------
  At end of period (including accumulated undistributed net
    investment income of $0 and $13,184, respectively)           $ 56,943,574       $ 10,144,683
                                                                 ============       ============

*For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1996.

See notes to financial statements

Financial Highlights

--------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED        PERIOD ENDED
                                                             AUGUST 31, 1997    AUGUST 31, 1996*
--------------------------------------------------------------------------------------------------
                                                                   CLASS A
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                            $      12.26       $      10.00
                                                                 ------------       ------------
Income from investment operations# -
 Net investment income (loss)(S)                                 $      (0.11)      $       0.02
 Net realized and unrealized gain on investments and foreign
  currency transactions                                                  6.67               2.24
                                                                 ------------       ------------
    Total from investment operations                             $       6.56       $       2.26
                                                                 ------------       ------------
Less distributions declared to shareholders -
 From net realized gain on investments and foreign currency
  transactions                                                          (2.03)              --
                                                                 ------------       ------------
Net asset value - end of period                                  $      16.79       $      12.26
                                                                 ============       ============
 Total return(+)                                                        59.54%             22.60%++
Ratios (to average net assets)/Supplemental data(S):
 Expenses##                                                              1.29%              0.44%+
 Net investment income (loss)                                           (0.82)%             0.23%+
Portfolio turnover                                                         82%               104%
Average commission rate                                          $     0.0527       $     0.0555
Net assets at end of period (000 omitted)                        $     21,699       $     10,145

 *For the period from the commencement of the Fund's investment operations, January 2, 1996, through
  August 31, 1996.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##The Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                          $      (0.15)      $      (0.05)
    Ratios (to average net assets):
      Expenses##                                                         1.59%              1.84%+
      Net investment loss                                               (1.12)%            (0.66)%+

See notes to financial statements

----------------------------------------------------------------------------------------------------
                                                                                  PERIOD ENDED
                                                                                AUGUST 31, 1997**
--------------------------------------------------------------------------------------------------
                                                                                     CLASS B
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.53
                                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                                             $(0.09)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.31
                                                                                      -----
      Total from investment operations                                               $ 4.22
                                                                                     ------
Net asset value - end of period                                                      $16.75
                                                                                     ======
Total return                                                                         33.76%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.02%+
  Net investment loss                                                               (1.46)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $15,735

 **For the period from the commencement of offering of the Fund's Class B shares April 11,
   1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets reduced from 1.50%, (based on operating expenses)
   effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                                             $ (0.12)
    Ratios (to average net assets):
      Expenses##                                                                       2.51%+
      Net investment loss                                                             (1.95)%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                          AUGUST 31,1997***
--------------------------------------------------------------------------------------------------
                                                                                    CLASS C
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                                $12.53
                                                                                     ------
Income from investment operations# -
  Net investment loss(S)                                                             $(0.09)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.33
                                                                                     ------
      Total from investment operations                                               $ 4.24
                                                                                     ------
Net asset value - end of period                                                      $16.77
                                                                                     ======
Total return                                                                         33.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.04%+
  Net investment loss                                                               (1.48)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $ 6,048

***For the period from the commencement of the Fund's offering of Class C shares, April 11,
   1997, through August 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than
   0.50% of average daily net assets reduced from 1.50%, (based on operating expenses)
   effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                                              $(0.13)
    Ratios (to average net assets):
      Expenses##                                                                       2.56%+
      Net investment loss                                                             (1.99)%+

See notes to financial statements

--------------------------------------------------------------------------------

                                                                               PERIOD ENDED
                                                                        AUGUST 31, 1997****
--------------------------------------------------------------------------------------------------
                                                                                    CLASS I
--------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 12.08
                                                                                    -------

Income from investment operations# -
  Net investment (loss)(S)                                                          $ (0.04)
  Net realized and unrealized gain on investments and foreign currency
   transactions                                                                        4.76
                                                                                    -------
      Total from investment operations                                              $  4.72
                                                                                    -------
Net asset value - end of period                                                     $ 16.80
                                                                                    =======
Total return                                                                         39.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          0.94%+
  Net investment loss                                                               (0.40)%+
Portfolio turnover                                                                      82%
Average commission rate                                                             $0.0527
Net assets at end of period (000 omitted)                                           $13,462

****For the period from the commencement of the Fund's offering of Class I shares, January
    2, 1997, through August 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)Subject to reimbursement by the Fund, the Adviser voluntarily agreed to maintain expenses of the Fund, exclusive of management, distribution, and service fees, at not more than 0.50% of average daily net assets reduced from 1.50%, (based on operating expenses) effective April 14, 1997. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income (loss)                                                    $ (0.06)
    Ratios (to average net assets):
      Expenses                                                                        1.14%+
      Net investment loss                                                           (0.60)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Growth Fund (the Fund) is a diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days of less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended 1997, $135,749 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.50% of average daily net assets reduced from 1.50%, (based on total operating expenses) effective April 14, 1997. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At August 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $50,270.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees did not receive any payments for their services to the Fund.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $46,851 for the year ended August 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $2,320 for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 0.12% of average daily net assets attributable to Class A shares on an annualized basis. The distribution fee under the Class A distribution plan is currently being waived.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $132 and $0 for Class B and Class C shares, respectively, for the year ended August 31, 1997. Fees incurred under the distribution plan during the year ended August 31, 1997, were 1.00% and 1.00% of average net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1997, were $12, $403, and $437 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. MFSC did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $49,575,360 and $16,236,891, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $47,872,576
                                                                ===========
Gross unrealized appreciation                                   $ 7,225,010
Gross unrealized depreciation                                      (534,430)
                                                                -----------
    Net unrealized appreciation                                 $ 6,690,580
                                                                ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                                               YEAR ENDED                   PERIOD ENDED
                                                          AUGUST 31, 1997               AUGUST 31, 1996*
                                           ------------------------------    ---------------------------
                                                 SHARES            AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                   1,208,172       $18,761,089       868,195       $9,192,182
Shares issued to
  shareholders in
  reinvestment of
  distributions                                 139,292         1,718,872          --             --
Shares transferred to Class I                  (706,677)       (8,960,664)         --             --
Shares reacquired                              (176,243)       (2,019,399)      (40,453)        (495,900)
                                               --------      ------------       -------       ----------
    Net increase                                464,544      $  9,499,898       827,742       $8,696,282
                                               ========      ============       =======       ==========

* For the period from the commencement of the Fund's investment operations, January 2, 1996, through August 31, 1997.

Class B Shares

                                                                                           PERIOD ENDED
                                                                                        AUGUST 31, 1997**
                                                                               -------------------------
                                                                                SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                    962,839       $15,559,691
Shares reacquired                                                              (23,500)         (387,233)
                                                                               -------       -----------
    Net increase                                                               939,339       $15,172,458
                                                                               =======       ===========

Class C Shares
                                                                                          PERIOD ENDED
                                                                                       AUGUST 31, 1997***
                                                                               -------------------------
                                                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                     375,407       $6,018,343
Shares reacquired                                                               (14,827)        (249,686)
                                                                               --------       ----------
    Net increase                                                                360,580       $5,768,657
                                                                               ========       ==========

Class I Shares
                                                                                         PERIOD ENDED
                                                                                      AUGUST 31, 1997****
                                                                               -------------------------
                                                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                                                     216,474       $2,446,599
Shares transferred from Class A                                                 706,677        8,960,664
Shares reacquired                                                              (121,983)      (1,515,160)
                                                                               --------       ----------
    Net increase                                                                801,168       $9,892,103
                                                                               ========       ==========

  ** For the period from the commencement of the Fund's offering of Class B shares, April 11, 1997, through August 31, 1997.
 *** For the peirod from the commencement of the Fund's offering of Class C shares, April 11, 1997, through August 31, 1997.
**** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through August 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1997, was $11.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Strategic Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund, including the schedule of portfolio investments as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 1997, the results its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 2, 1996 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC GROWTH FUND
TRUSTEES                                              SECRETARY
A. Keith Brodkin* - Chairman and President            Stephen E. Cavan*

Richard B. Bailey* - Private Investor;                ASSISTANT SECRETARY
Former Chairman and Director (until 1991),            James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                CUSTODIAN
Cambridge Trust Company                               State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                  AUDITORS
                                                      Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                INVESTOR INFORMATION
Professor of Surgery, Harvard Medical School          For MFS stock and bond market outlooks,
                                                      call toll free: 1-800-637-4458 anytime
The Hon. Sir J. David Gibbons, KBE - Chief            from a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.         For information on MFS mutual funds, call
                                                      your financial adviser or, for an
Abby M. O'Neill - Private Investor;                   information kit, call toll free:
Director, Rockefeller Financial Services,             1-800-637-2929 any business day from 9
Inc. (investment advisers)                            a.m. to 5 p.m. Eastern time (or leave a
                                                      message anytime).
Walter E. Robb, III - President and
Treasurer, Benchmark Advisors, Inc.                   INVESTOR SERVICE
(corporate financial consultants);                    MFS Service Center, Inc.
President, Benchmark Consulting Group,                P.O. Box 2281
Inc. (office services); Trustee, Landmark             Boston, MA 02107-9906
Funds (mutual funds)
                                                      For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice              1-800-225-2606 any business day from 8
President, Director and Secretary,                    a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
                                                      For service to speech- or
Jeffrey L. Shames* - President and                    hearing-impaired, call toll free:
Director, Massachusetts Financial Services Company    1-800-637-6576 any business day from 9
                                                      a.m. to 5 p.m. Eastern time. (To use this
J. Dale Sherratt - President, Insight                 service, your phone must be equipped with
Resources, Inc. (acquisition planning specialists)    a Telecommunications Device for the Deaf.)

Ward Smith - Former Chairman (until 1994),            For share prices, account balances, and
NACCO Industries; Director, Sundstrand                exchanges, call toll free: 1-800-MFS-TALK
Corporation                                           (1-800-637-8255) anytime from a touch-tone
                                                      telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company              WORLD WIDE WEB
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR                                           [DALBAR   For the fourth year in a row,
MFS Fund Distributors, Inc.                           LOGO]     MFS earned a #1 ranking in the
500 Boylston Street                                         DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                                 Main Office Operations Service Quality
                                                      Category. The firm achieved a 3.42
PORTFOLIO MANAGER                                     overall score on a scale of 1 to 4 in
Christian Felipe*                                     the 1997 survey. A total of 111 firms
                                                      responded, offering input on the
TREASURER                                             quality of service they received from
W. Thomas London*                                     29 mutual fund companies nationwide.
                                                      The survey contained questions about
ASSISTANT TREASURERS                                  service quality in 11 categories,
Mark E. Bradley*                                      including "knowledge of operations
Ellen Moynihan*                                       contact," "keeping you informed,"
James O. Yost*                                        "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) STRATEGIC                                            BULK RATE
GROWTH FUND                                               U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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